Exhibit 99.1

NASDAQGS: MCBS

For Immediate Release

July 15, 2025

MetroCity Bankshares, Inc. and First IC Corporation Receive Regulatory and Shareholder Approval of Strategic Combination

DORAVILLE, Georgia (PR NEWSWIRE) – MetroCity Bankshares, Inc. (NASDAQ: MCBS) (“MetroCity”), the holding company for Metro City Bank (the “Bank”), and First IC Corporation (OTCEM: FIEB) (“First IC”), the parent company of First IC Bank, both based in Doraville, GA, today announced that MetroCity has received all required regulatory approvals and non-objections to complete its merger with First IC. On July 15, 2025, First IC’s shareholders voted to approve the merger.

“We appreciate our bank regulators’ prompt review and approval of the proposed transaction, as well as the support of First IC’s shareholders by voting in favor of the proposed transaction,” said Nack Y. Paek, MetroCity’s Chairman and CEO. Chong Chun, Chairman of First IC, stated, “We are grateful to our shareholders for supporting the proposed transaction and look forward to completing the proposed transaction with MetroCity.”

The merger is expected to be completed early in the fourth quarter of 2025, and remains subject to the satisfaction of customary closing conditions.

Advisors

Hillworth Bank Partners acted as financial advisor to MetroCity and rendered a fairness opinion to its board of directors. Hunton Andrews Kurth LLP served as legal counsel to MetroCity.

Stephens Inc. acted as financial advisor to First IC and rendered a fairness opinion to its board of directors. Alston & Bird LLP served as legal counsel to First IC.

Contact:	Lucas Stewart

MetroCity Bankshares, Inc.

Chief Financial Officer

678-580-6414

lucas.stewart@metrocitybank.bank

About MetroCity Bankshares, Inc.

MetroCity Bankshares, Inc., headquartered in Doraville, Georgia, is the bank holding company for Metro City Bank, which operates 20 banking offices across seven states: Alabama, Florida, Georgia, New Jersey, New York, Texas, and Virginia. At March 31, 2025, MetroCity had $3.7 billion in assets. MetroCity's common stock trades on The Nasdaq Stock Exchange under the symbol “MCBS.” More information about MetroCity is available by visiting the “Investor Relations” section of its website https://www.metrocitybank.bank.

About First IC Corporation

First IC Bank was founded in 2000 and is headquartered in Doraville, Georgia. First IC Corporation operates as the bank holding company for First IC Bank, which maintains ten banking locations and two loan production offices in California, Georgia, New Jersey, New York, Texas, and Washington. At March 31, 2025, First IC Corporation had $1.2 billion in assets. First IC Corporation’s common stock trades on the OTCEM exchange under the symbol “FIEB.” More information about First IC Corporation is available by visiting the “Investor Relations” section of its website https://www.firsticbank.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of First IC and MetroCity, the expected timing of completion of the proposed transaction, and other statements that are not historical facts. Such statements reflect the current views of MetroCity and First IC with respect to future events and financial performance, and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs, expectations, plans, predictions, forecasts, objectives, assumptions or future events or performance, are forward-looking statements. Forward-looking statements often, but not always, may be identified by words such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

MetroCity and First IC caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond MetroCity’s and First IC’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (3) volatility and disruptions in global capital and credit markets; (4) movements in interest rates; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the First IC and MetroCity market areas; (6) increased competition in the markets of MetroCity and First IC; (7) success, impact, and timing of business strategies of MetroCity and First IC; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (9) the expected impact of the proposed transaction between First IC and MetroCity on the combined entities’ operations, financial condition, and financial results; (10) the failure to satisfy any of the conditions to the proposed transaction on a timely basis or at all or other delays in completing the proposed transaction; (11) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Reorganization Agreement; (12) the outcome of any legal proceedings that may be instituted against MetroCity or First IC; (13) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where MetroCity and First IC do business; (14) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (15) diversion of management’s attention from ongoing business operations and opportunities; (16) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (17) the dilution caused by MetroCity’s issuance of additional shares of its capital stock in connection with the proposed transaction; (18) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; and (19) other factors that may affect the future results of MetroCity and First IC.

Additional factors that could cause results to differ materially from those described above can be found in MetroCity’s Annual Report on Form 10-K for the year ended December 31, 2024, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such report, as well as in subsequent SEC filings, each of which is on file with the SEC and available in the “SEC Filings” section of MetroCity’s website, www.metrocitybank.bank/investor-relations/sec-filings, and in other documents MetroCity files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither MetroCity nor First IC assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

For additional information on MetroCity, you may obtain MetroCity’s public filings with the SEC, including, but not limited to, its proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus related to merger and other filings incorporated by reference therein, as well as other filings containing information about MetroCity, may be obtained free of charge at the SEC’s website at www.sec.gov. You will also be able to obtain these documents, free of charge, from MetroCity at www.metrocitybank.bank/investor-relations/sec-filings.